JOINT WRITTEN CONSENT
OF THE
BOARD OF DIRECTORS
AND MAJORITY CONSENTING STOCKHOLDER
OF
KUN PENG INTERNATIONAL LTD.

The undersigned, being all of the members of the Board of Directors ("Board of Directors") of Kun Peng International Ltd., a Nevada corporation (the "Corporation"), acting by written consent pursuant to NRS 78.315, and the holders of a majority of the outstanding voting shares of the Corporation's common stock, par value $0.0001 (the "Common Stock"), acting by written consent pursuant to NRS 78.320 (the "Majority Consenting Stockholders") do hereby adopt the following recitals and resolutions effective as of this 25th day of August, 2022 (the "Joint Written Consent"). The Board of Directors and the Majority Consenting Stockholders by their respective signatures hereto do hereby waive any and all requirements for the giving of notice and convening of a formal meeting of the Board of Directors or the Stockholders of the Corporation.

FORWARD STOCK SPLIT

WHEREAS the Board of Directors and the Majority Consenting Stockholders have considered certain factors regarding a ten for one (10:1) forward stock split (the "Forward Stock Split") including, among others, the following: (i) the current and potential trading price of the Corporation's shares of common stock on the OTC Market; (ii) the potential to increase the current marketability and liquidity of the Corporation's common stock in the marketplace; and (iii) the structuring of potential business operations and acquisitions;

WHEREAS the Board of Directors and the Majority Consenting Stockholders have authorized and approved the filing of a Certificate of Change Pursuant to NRS 78.209 (the "Certificate of Change") with the Secretary of State of the State of Nevada to effectuate the Forward Stock Split, substantially in the form attached hereto as Exhibit A, and the filing with the Securities and Exchange Commission of a Current Report on Form 8-K (the "Current Report"), substantially in the form attached hereto as Exhibit B.

NOW, THEREFORE, BE IT RESOLVED as follows:

RATIFICATION OF THE FORWARD STOCK SPLIT

RESOLVED that the Board of Directors and the Majority Consenting Stockholders hereby ratifiy, confirm, and approve the Corporation effecting the Forward Stock Split in accordance with the following provisions.

In accordance with the effective date of the Forward Stock Split (the "Effective Date"), each share of the Corporation's Common Stock issued and outstanding immediately prior to the Effective Date shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to the Forward Stock Split, into ten shares of the Corporation's outstanding Common Stock, depending upon a determination by the Board that a Forward Stock Split is in the best interests of the Corporation and its shareholders. No fractional share interests of the Common Stock will be issued, and any fractional shares of Common Stock shall be rounded up to the nearest whole share of Common Stock.

FURTHER RESOLVED that the record date for the Forward Stock Split shall be the 16th day of September 2022 (the "Record Date"), and the stock transfer books of the Corporation shall be closed as of the Record Date.

FURTHER RESOLVED that the Forward Stock Split shall be effective at 12:01 AM on September 17, 2022 (Eastern Daylight Time).

FURTHER RESOLVED that the Corporation'scommon stock will begin trading on a post-split basis at the opening of trading on the US markets on September 19, 2022.

FURTHER RESOLVED that upon the filing of the Certificate of Change, each shareholder as of the Record Date will receive ten shares of Common Stock for each one share held as of the Record Date without the necessity of any further action by the Corporation.

FURTHER RESOLVED that in lieu of any fractional share created by the Forward Stock Split, such fractional share shall be rounded up to the nearest whole share of Common Stock.

FURTHER RESOLVED that the Corporation shall: (i) make a press release no later than September 5, 2022, to announce the Forward Split and the Record Date, (ii) file a Form 8-K with the SEC to provide notice of the Forward Split and the Record Date, (iii) provide copies of the Press Release and the Form 8-K to OTC Markets, (iv) file a Certificate of Change with the Nevada Secretary of State.

AMENDMENT TO THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

WHEREAS the Board of Directors and the Majority Consenting Stockholders of the Corporation deem it advisable and in the best interest of the Corporation and its shareholders to file an amendment to the Articles of Incorporation with the Nevada Secretary of State to increase the number of the Corporation's authorized shares of Common Stock (the "Amendment");

WHEREAS the Board of Directors and the Majority Consenting Stockholders of the Corporation have authorized and approved the filing of Articles of Amendment to the Corporation's Articles of Incorporation with the State of Nevada to approve the increase in the number of authorized shares of its $0.0001 par value Common Stock from 200,000,000 to 1,000,000,000 (the "Increase in Authorized Shares") substantially in the form attached hereto as Exhibit C, and the filing with the Securities and Exchange Commission of a Current Report under Item 5.03 Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year on Form 8-K regarding the increase in authorized capital (the "Item 5.03 Current Report"); and

WHEREAS upon the filing of the Amendment, the authorized capital of the Corporation shall consist of: (i) 1,000,000,000 shares of par value $0.0001 Common Stock; and (ii) 10,000,000 shares of par value $0.0001 Preferred Stock, which may be issued in series and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as the Board of Directors shall determine in its sole discretion.

NOW THEREFORE, BE IT RESOLVED as follows:

RESOLVED that the Amendment to the Corporation's Articles of Incorporation to approve the increase in the number of authorized shares of the Corporation's $0.0001 par value Common Stock from 200,000,000 to 1,000,000,000 is hereby ratified, confirmed, and approved substantially in the form attached hereto as Exhibit C; and

FURTHER RESOLVED that the Corporation file: (i) an application or notice of corporate action with FINRA with respect to the Amendment and the increase in the authorized shares of Common Stock; (ii) Certificate of Amendment to its Articles of Incorporation with the State of Nevada to increase the number of authorized shares of the Corporation's $0.0001 par value Common Stock from 200,000,000 to 1,000,000,000; and (iii) a current report on Form 8-K with the SEC under Item 5.03.

APPROVAL OF APPOINTMENT OF INDIVIDUALS AS INDEPENDENT DIRECTORS TO THE BOARD OF DIRECTORS

WHEREAS the Corporation has received a copy of the consents to act as an independent non-executive director effective the 25th day of August 2022 from each of Lili Zhang and Lingya Jia;

WHEREAS the Board has determined that it is in the best interests of the Company to accept the consents of the following two individuals to act as non-executive independent directors of the Company: Lili Zhang ("Ms. Zhang") and Lingya Jia ("Ms. Jia");

WHEREAS, the Directors have reviewed the responses by Ms. Zhang and Ms. Jia to their respective director and officer questionnaire to determine if each of them meets the "independence" requirements under Rule 10A-3 of the Exchange Act and the rules of the OTCQB market;

WHEREAS the Board of Directors of the Corporation has authorized and approved the filing with the Securities and Exchange Commission of a Current Report Item 5.02 Appointment of Directors on Form 8-K regarding the appointment of the two non-executive independent directors (the "Item 5.02 Current Report");

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED that the Board of Directors has determined and hereby confirms that in its view each of Ms. Zhang and Ms. Jia satisfies the "independence" requirements under Rule 10A-3 of the Exchange Act and the rules of the OTCQB market.

FURTHER RESOLVED that the Board of Directors hereby is authorized and directed to accept the consents of Ms. Zhang and Ms. Jia as independent directors of the Company effective this 25th day of August 2022, and that such individuals be and hereby are appointed and approved as independent members of the Board of Directors of the Company to serve until their respective successors have been duly elected and qualified:

FURTHER RESOLVED that the Corporation file with the Securities and Exchange Commission the Item 5.02 Current Report.

OMNIBUS RESOLUTIONS

RESOLVED that the Board of Directors and the Majority Consenting Stockholders hereby authorizes and directs the Officers of the Corporation either individually or collectively to execute all documents and to take any such action as such officer or officers may deem necessary or advisable in order to effect the resolutions set forth in this Joint Written Consent, including (i) submitting and filing all notifications, filings and actions with federal and state corporate and securities regulators, the Financial Industry Regulatory Authority, and all other organizations and agencies which have

oversight and regulatory authority over the Corporation; and (ii) any and all additional actions that the officers deem necessary to effect the approved resolutions; and

FURTHER RESOLVED that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as duly authorized actions of the Corporation; and

FURTHER RESOLVED that this Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the Majority Consenting Stockholders; and

FURTHER RESOLVED that this Joint Written Consent may be executed in counterparts and with facsimile or other electronic signatures with the effect as if all parties hereto had executed the same document, all counterparts of which shall be construed together and shall constitute a single Joint Written Consent.

BOARD OF DIRECTORS:

Effective Date: August 25, 2022

Name: Richun Zhuang, Director

Effective Date: August 25, 2022

Name: Chengyuan Li, Director

MAJORITY CONSENTING STOCKHOLDER

Effective Date: August 25, 2022

Pui Chun Wong

Name of Majority Consenting Stockholders	Number of Voting Shares	
Pui Chun Wong	Total:	22,200,000
	Percent:	55.5%